UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2017

FINTECH ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-37986	47-4219082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2017, the registration statement (File No. 333-215305) for the initial public offering (the “IPO”) of FinTech Acquisition Corp. II’s (the “Company”) units (“Units”), each unit consisting of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one half of one warrant (each, a “Warrant”), where each whole Warrant entitles the holder to purchase one share of Common Stock, was declared effective by the Securities and Exchange Commission (as amended, the “Registration Statement”). In connection therewith and with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●       An Underwriting Agreement, dated January 19, 2017 (the “Underwriting Agreement”), between the Company and Cantor Fitzgerald & Co. (“Cantor”) as representative of the underwriters (the “Underwriters”);

●       An Investment Management Trust Agreement, dated January 19, 2017, between the Company and Continental Stock Transfer & Trust Company;

●       A Warrant Agreement, dated January 19, 2017, between the Company and Continental Stock Transfer & Trust Company;

●       A Registration Rights Agreement, dated January 19, 2017, between the Company and certain security holders of the Company;

●       A Letter Agreement, dated January 19, 2017, by and among the Company and Cantor;

●       A Letter Agreement, dated January 19, 2017, by and among the Company, its officers and directors and certain of the Company’s security holders; and

●       A Loan Commitment Agreement, dated January 19, 2017, among the Company and FinTech Investor Holdings II, LLC (the “Sponsor”).

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

On January 25, 2017, the Company consummated the sale of 17,500,000 Units in its IPO, which includes 2,200,000 Units purchased by the Underwriters to cover over-allotments. The IPO Units were sold in the IPO at an offering price of $10.00 per Unit for gross proceeds of $175,000,000 (before underwriting discounts and commissions and offering expenses). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 45-day option to purchase up to 2,295,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”); and on January 25, 2017, the Underwriters notified the Company that they are waiving the remainder of the Over-Allotment Option. As a result of the Underwriters’ determination not to fully exercise their over-allotment option, certain of the Company’s initial stockholders forfeited an aggregate of 26,667 shares of Common Stock. As a result of such forfeiture, there are 23,893,333 shares of Common Stock issued and outstanding immediately following the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 420,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $4,200,000. The Placement Units were purchased by Cantor (30,000 Units) and the Sponsor (390,000 Units). The Warrants included in the Placement Units are identical to the Warrants included in the IPO Units except that, so long as they are held by Cantor, the Sponsor or their permitted transferees (a) they are not redeemable by the Company, (b) they (including the underlying Common Stock) may not be transferred, assigned or sold until 30 days after the consummation of the Company’s initial business combination, subject to certain limited exceptions, and (c) they may be exercised on a cashless basis. In addition, for as long as the Placement Warrants are held by Cantor or its designees, they may not be exercised after January 19, 2022.

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Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 is incorporated herein by this reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2017, the Company filed its amended and restated its certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the IPO. A description of the material terms of the Amended and Restated Certificate is included in the Registration Statement and incorporated herein by this reference. In addition, a copy of the Amended and Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

A total of $175,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest for working capital purposes or to pay taxes (or dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of all shares of Common Stock issued in the IPO if the Company is unable to consummate an initial business combination within 24 months from the completion of the IPO (excluding any exercise of the underwriter’s overallotment option).

A copy of the press release issued by the Company on January 20, 2017 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on January 25, 2017 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 19, 2017, between the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on January 20, 2017.

4.1	Warrant Agreement, dated January 19, 2017, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated January 19, 2017, by and between the Company and Cantor Fitzgerald & Co.

10.2	Letter Agreement, dated January 19, 2017, by and among the Company and certain security holders, officers and directors of the Company.

10.3	Investment Management Trust Account Agreement, dated January 19, 2017, between Continental Stock Transfer & Trust Company and the Company.

10.4	Registration Rights Agreement, dated January 19, 2017, between the Company and certain security holders.

10.5	Loan Commitment Agreement, dated January 19, 2017, by and between the Company and FinTech Investor Holdings II, LLC.

99.1	Press Release dated January 20, 2017 (pricing of the IPO).

99.2	Press Release dated January 25, 2017 (closing of the IPO).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2017

FINTECH ACQUISITION CORP. II

By:	/s/ James J. McEntee, III
Name:	James J. McEntee, III
Title:	President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 19, 2017, between the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on January 20, 2017.

4.1	Warrant Agreement, dated January 19, 2017, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated January 19, 2017, by and between the Company and Cantor Fitzgerald & Co.

10.2	Letter Agreement, dated January 19, 2017, by and among the Company and certain security holders, officers and directors of the Company.

10.3	Investment Management Trust Account Agreement, dated January 19, 2017, between Continental Stock Transfer & Trust Company and the Company.

10.4	Registration Rights Agreement, dated January 19, 2017, between the Company and certain security holders.

10.5	Loan Commitment Agreement, dated January 19, 2017, by and among the Company and FinTech Investor Holdings II, LLC.

99.1	Press Release, dated January 20, 2017 (pricing of the IPO).

99.2	Press Release, dated January 25, 2017 (closing of the IPO).

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